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                                                                 EXHIBIT 23.1(B)

                          CONSENT OF INDEPENDENT AUDITORS

We hereby consent to use in this Registration Statement on Form S-4 of our report dated March 2, 1998 relating to the financial statements of Mentus Media Corp., as of December 31, 1996 and 1997 and for each of the three years in the period ended December 31, 1997, and to the reference to our Firm under the caption "Experts" in the Prospectus.

                                          MCGLADREY & PULLEN, LLP


Minneapolis, Minnesota
June 29, 1998